Interests in subsidiaries	12 Months Ended
Dec. 31, 2017
Disclosure Of Significant Investments In Subsidiaries [Abstract]
Interests in subsidiaries

29 Interests in subsidiaries

Subsidiaries with material non-controlling interests

Non-controlling interests principally arise from the Group's listed investment in Malaysia (British American Tobacco (Malaysia) Berhad), where the Group held 50% of the listed holding company in both 2016 and 2015. The Group has assessed that it exercises de facto control over Malaysia as it has the practical ability to direct the business through effective control of the company’s board as a result of the Group controlling the largest shareholding block in comparison to other shareholdings which are widely dispersed. Summarised financial information for Malaysia is shown below as required by IFRS 12. As part of the Group’s reporting processes, Malaysia report consolidated financial information for the Malaysia group which has been adjusted to comply with Group accounting policies which may differ to local accounting practice. Goodwill in respect of Malaysia, which arose as a result of the acquisition of the Rothmans group referred to in note 9, has not been included as part of the net assets below. In addition, no adjustments have been made to the information below for the elimination of intercompany transactions and balances with the rest of the Group.

Summarised financial information	2017 £m	2016 £m	2015 £m

Revenue	253	334	422

Profit for the year	89	129	152

– Attributable to non-controlling interests	44	64	76

Total comprehensive income	87	146	136

– Attributable to non-controlling interests	43	73	68

Dividends paid to non-controlling interests	(64)	(59)	(75)

Summary net assets:

Non-current assets	18	31	43

Current assets	101	103	74

Non-current liabilities	(5)	(4)	(8)

Current liabilities	(120)	(94)	(99)

Total equity at the end of the year	(6)	36	10

– Attributable to non-controlling interests	(3)	18	5

Net cash generated from operating activities	67	108	164

Net cash generated in investing activities	14	45	1

Net cash used in financing activities	(86)	(151)	(161)

Differences on exchange	(1)	1

Increase/(decrease) in net cash and cash equivalents	(6)	3	4

Net cash and cash equivalents at 1 January	8	5	1

Net cash and cash equivalents at 31 December	2	8	5

Other shareholdings

The Group holds 92% (2016: 92%; 2015: 85%) of the equity shares of PT Bentoel Internasional Investama Tbk (“Bentoel”). In 2011, the Group sold 984 million shares, representing approximately 14% of Bentoel’s share capital, for the purposes of fulfilling certain obligations pursuant to Bapepam LK (Indonesia) takeover regulations. The Group simultaneously entered into a total return swap on 971 million of the shares. In June 2016, the Group and other investors participated in a rights issue by Bentoel, increasing its stake in Bentoel to 92%. Simultaneously, the Group amended the total return swap to take account of an addition 1,684 million shares. The shares subject to the total return swap now represent 7% of Bentoel’s issued capital. While the Group does not have legal ownership of these shares, it retains the risks and rewards associated with them which results in the Group continuing to recognise an effective interest in 99% of Bentoel’s net assets and results.

For information on the Group’s 42% investment in Tisak d.d. see note 11.